                                                                    EXHIBIT 24.1
                                                                    ------------


                                POWER OF ATTORNEY



                  KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Gary J. Beeman and Steven A. Manske (with full power to act alone), as his true and lawful attorneys-in-fact and agents, with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 of Fieldworks, Incorporated and any or all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


         Signature                          Title                                       Date
         ---------                          -----                                       ----
/s/ Gary J. Beeman                          Director                                 April 28, 1997
---------------------------------
Gary J. Beeman


/s/ Robert Heller                           Director                                 April 28, 1997
---------------------------------
Robert Heller


/s/ George E. Kline                         Director                                 April 28, 1997
---------------------------------
George E. Kline


/s/ David C. Malmberg                       Chairman of the Board of Directors       April 28, 1997
---------------------------------
David C. Malmberg


 /s/ Robert C. Szymborski                   Director                                 April 28, 1997
--------------------------------
Robert C. Szymborski